Exhibit 10.2

WARRANT AGREEMENT

BETWEEN

INFORMATION MANAGEMENT SOLUTIONS, LLC A/K/A KDHM, LLC

AND

USIO, INC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SIMILAR STATE SECURITIES LAWS. WITHOUT REGISTRATION, THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON AN OPINION OF COUNSEL TO THE PURCHASER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Warrant Shares: 945,599

THIS WARRANT AGREEMENT (this “Warrant Agreement”) is made and entered into as of December 15, 2020 (the “Effective Date”) by and among Usio, Inc., a Nevada corporation (“Usio”), and Information Management Solutions, LLC, a Texas limited liability company, also known as KDHM, LLC (“IMS”). Usio and IMS are referred to in this Warrant Agreement collectively as the “Parties” and singularly as a “Party.”

Preamble

WHEREAS, Usio, PDS Acquisition Corp, a Nevada corporation and a wholly owned subsidiary of Usio (“Purchaser”), and IMS and its owners have entered into an Asset Purchase Agreement, dated of even date herewith (the “Asset Purchase Agreement”);

WHEREAS, as consideration between the Parties for entering into the Asset Purchase Agreement, the Parties hereby enter into this Warrant Agreement, providing, among other things, that IMS shall be entitled to receive warrants to acquire shares (“Shares”) of common stock of Usio, $0.001 par value per share (the “Common Stock”), pursuant to the terms and conditions provided herein (all such warrants being referred to herein as the “Warrants”); and

WHEREAS, this Warrant Agreement sets forth the agreement of the Parties with respect to the Warrants.

NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1

WARRANTS

1.1.     Issuance of Warrants. In consideration of IMS entering into the Asset Purchase Agreement and selling certain assets to Purchaser, on the Effective Date (the “Issue Date”), Usio will issue to IMS Warrants representing the right to acquire 945,599 Shares, subject to adjustment as provided in Article 2 hereof. Usio will deliver to IMS the Warrant Certificates representing such Warrants in substantially the form as attached hereto as Exhibit A (each a “Warrant Certificate”).

1.2.     Vesting. The Warrants will vest as follows (each a “Vesting Date”):

(i)      Warrants to purchase 315,200 Shares vest on the first anniversary of the Issue Date;

(ii)     Warrants to purchase 315,200 Shares vest on the second anniversary of the Issue Date; and

(iii)     Warrants to purchase 315,199 Shares vest on the third anniversary of the Issue Date.

1.3      Exercise Price. The initial Exercise Price for the Shares issuable pursuant to this Warrant is $4.23 per Share (the “Exercise Price”); provided, however, that upon the occurrence of any of the events specified in Article 2 hereof, the rights granted by this Warrant, including the Exercise Price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

1.4     Execution of Warrant Certificates. Warrant Certificates may be signed on behalf of Usio by any officer or person authorized by Usio.

1.6     Mutilated or Missing Warrant Certificates. If any Warrant Certificates are mutilated, lost, stolen, or destroyed, Usio shall, in exchange and substitution for and upon cancellation of such Warrant Certificate, issue a new Warrant Certificate representing an equivalent number of Warrants, but only upon receipt of evidence of such loss, theft, or destruction reasonably satisfactory to Usio or, if requested by Usio, upon receipt of a duly executed indemnification agreement reasonably satisfactory to Usio.

1.7     Manner of Exercise of Warrants. Subject to the provisions of this Warrant Agreement, IMS shall have the right to purchase from Usio at the Exercise Price, and Usio shall issue and sell to IMS, the number of Shares of Common Stock represented by each Warrant exercised, upon surrender to Usio at its principal office of the Warrant Certificate representing such Warrant, together with a Form of Warrant Subscription in substantially the form of Exhibit B attached hereto, completed and signed, and upon payment to Usio of the Exercise Price in lawful money of the United States of America. Any exercise of a Warrant shall be irrevocable.

1.8      Cashless Exercise. In lieu of exercising this Warrant by payment of cash pursuant to Section 1.7 above, IMS may elect to receive the number of Shares equal to the value of this Warrant (or the portion thereof being exercised), by surrender of this Warrant (or the portion thereof being exercised) to Usio, together with the exercise form attached hereto, in which event Usio will issue to IMS Shares in accordance with the following formula:

X     =     Y(A-B)

 A

Where,

     X     =     The number of Shares to be issued to IMS;

     Y     =     The number of Shares for which the Warrant is being exercised;

     A     =     The fair market value of one Share; and

     B     =     The Exercise Price.

For purposes of this Section 1.8, the “fair market value” of a Share is defined as follows:

(i)     if Usio’s Common Stock is traded on a national securities exchange, the OTCQB or OTCQX, the value shall be deemed to be the closing price on such exchange, the OTCQB or OTCQX, as the case may be, on the trading day immediately prior to the exercise form being submitted in connection with the exercise of the Warrant; or

(ii)     if Usio’s Common Stock is not then traded on a securities exchange, the OTCQB or OTCQX and if prices for Usio’s Common Stock are then reported on the “Pink Sheets” published by OTC Markets Group, Inc., the value shall be deemed to be the closing bid prior to the exercise form being submitted in connection with the exercise of the Warrant so reported; or

(iii)     if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by Usio’s Board of Directors; provided that such value shall be communicated in writing to IMS within ten (10) Business Days of submission and IMS shall have the right to revoke the election within three (3) Business Days thereafter.

1.9     Issuance of Shares Upon Exercise.      Upon exercise of a Warrant, Usio shall issue and cause to be delivered to IMS, registered in the name of IMS, a certificate representing the Shares issuable upon the exercise of such Warrant. Such certificate shall be deemed to have been issued and IMS shall be deemed to have become a holder of record of such Shares as of the date of surrender of the Warrant Certificate and payment of the Exercise Price. The Warrants shall be exercisable, at the election of IMS, either as an entirety or for part of the number of Shares specified in the Warrant Certificate representing such Warrants. If less than all of the Shares evidenced by a Warrant Certificate are exercised at any time prior to the Expiration Date, a new Warrant Certificate or Certificates shall be issued by Usio, registered in the name of IMS, representing the remaining unexercised number of Shares evidenced by the Warrant Certificate so surrendered. All Warrant Certificates surrendered upon the exercise of Warrants shall be canceled by Usio. Usio shall take all such actions as may be necessary to ensure that all Shares are issued without violation by Usio of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by Usio upon each such issuance).

1.10     Payment of Expenses and Taxes.     Usio shall pay all expenses and taxes imposed by law or any governmental agency, including any documentary stamp taxes, attributable to the issuance of Shares upon the exercise of Warrants; provided, however that IMS shall be solely responsible for any income taxes attributable to it in connection with the issuance or exercise of the Warrants or ownership of any Shares issued upon the exercise of the Warrants.

1.11     Reservation of Shares. Usio covenants and agrees that, so long as any Warrants remain outstanding, Usio shall (i) at all times have authorized and reserved a number of Shares sufficient to provide for the exercise of the Warrants and (ii) assure that the Shares, when issued, will be validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of Usio and free and clear of all Taxes and Liens (as each term is defined in the Asset Purchase Agreement).

1.12     Legend. The Warrants, and the Shares issued pursuant to the Warrants, if applicable, shall bear such restrictive legends as Usio, with the advice of counsel, shall deem reasonable to reflect the restrictions on transfer of the Warrants and Shares pursuant to the applicable federal and state securities laws.

1.13     Expiration.     The Warrants shall be exercisable until 5:00 pm Eastern Time on the fifth anniversary of the applicable Vesting Date (each an “Expiration Date”). If the Expiration Date is a day on which banking institutions are authorized by law to close, then the Warrants may be exercised until 5:00 pm Eastern Time on the next succeeding day which is not such a day in accordance with the terms herein.

1.14      Elimination of Fractional Interests. Usio shall not be required to issue certificates representing fractions of Shares upon the exercise of any Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

ARTICLE 2

ADJUSTMENT PROVISIONS

2.1     Stock Dividends, Splits; Combinations. If Usio declares or pays a stock dividend on the Common Stock or any other capital stock of Usio payable in shares of Common Stock, or if Usio’s outstanding shares of Common Stock are subdivided (by any stock split, recapitalization or otherwise) into a greater number of shares of Common Stock, the Exercise Price shall, simultaneously with the effectiveness of such subdivision, distribution or stock dividend, be proportionately reduced and the number of Shares issuable upon exercise of Warrants shall be proportionately increased, and conversely, if Usio’s outstanding shares of Common Stock are combined (by combination, reverse stock split or otherwise) into a smaller number of shares of Common Stock, the Exercise Price shall, simultaneously with the effectiveness of such combination, be proportionately increased and the number of Shares issuable upon exercise of the Warrants shall be proportionately decreased.

2.2     Notice of Adjustment to Holders.     Upon the occurrence of each adjustment or readjustment of the Exercise Price or Shares issuable upon exercise of the Warrants, Usio, at its expense, shall compute such adjustment or readjustment in accordance with the terms hereof. Promptly, and in no case more than twenty (20) Business Days after the occurrence of such adjustment or readjustment, Usio shall furnish IMS with a notice signed by Usio's chief financial officer, or other authorized officer, setting forth in reasonable detail (i) the Exercise Price after such adjustment or readjustment; (ii) the method of calculation and the facts upon which such calculation was based; and (iii) the number of Shares purchasable upon exercise of a Warrant after such adjustment or readjustment. Any such adjustment or readjustment shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

2.3     Certain Other Actions Prohibited.     Usio shall not by amendment of its charter documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the provisions of this Warrant Agreement, but shall at all times in good faith assist in the carrying out of all of the provisions of this Warrant Agreement.

2.4     No Impairment. Usio shall not, by amendment of its Articles of Incorporation or Bylaws or other governing documents, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant Agreement and in the taking of all such action as may reasonably be requested by IMS in order to protect the exercise rights of IMS against impairment, consistent with the tenor and purpose of this Warrant Agreement.

ARTICLE 3

TRANSFER; REGISTRATION RIGHTS

3.1     Restrictions on Transfer. IMS agrees, that it will not: (a) sell, transfer, assign, pledge or hypothecate the Warrants or cause the Warrants or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Warrant or the securities hereunder, except where such transfer is in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto as Exhibit C duly executed and completed, together with the Warrant and payment of all transfer taxes, if any, payable in connection therewith. Usio shall within five (5) Business Days transfer this Warrant on the books of Usio and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2      Restrictions Imposed by the Act. The securities evidenced by this Warrant shall not be transferred unless and until: (i) if required by applicable law, Usio has received the opinion of counsel for Usio that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by Usio and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

3.3      Transfer of Shares. Notwithstanding any other provision of this Warrant Agreement, Shares of Common Stock held by IMS pursuant to an exercise of a Warrant must be held by IMS for the lesser of (i) two (2) years and (ii) such shorter period as may be required by applicable securities law, in each case following such exercise before such Shares may be pledged, loaned, sold, encumbered, or otherwise transferred.

3.4     Registration Rights. At Usio’s sole discretion, Usio may piggyback the registration of the Common Stock underlying the Warrants issued under this Warrant Agreement for resale and distribution under the Securities Act of 1933, as amended, and applicable state securities laws to a later registration of Usio’s $0.001 par value Common Stock at such time as is convenient to Usio, in its sole discretion.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1     Securities Representations of IMS.

(a)     IMS acknowledges that, based on its representations in this Warrant Agreement, the Warrants and Shares have not been registered under the Securities Act, in reliance on the non-public offering exemptions contained therein, as well as under applicable state securities laws.

(b)     IMS is an Accredited Investor. IMS hereby represents that it has the capacity to protect its interests in connection with the transactions contemplated hereby.

(c)     IMS is acquiring the Warrants and Shares for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. The Shares and Warrants are being and will be acquired by IMS for investment purposes (meaning with a current intention to hold for an indefinite period).

(d)     IMS has been given full access to all material information concerning the condition, proposed operations, and prospects of Usio. IMS and its advisors, if any, have had an opportunity to ask questions of, and to receive information from Usio concerning the terms and conditions of IMS’ investment in Usio, and to obtain any additional information necessary to verify the accuracy of the information and data received by IMS.

(e)     IMS has made either alone or together with its advisors, if any, such independent investigation of Usio and related matters as IMS deems to be, or IMS’ advisors, if any, have advised to be, necessary or advisable in connection with the acquisition of the Warrants, and IMS and its advisors, if any, believe to be necessary in order to reach an informed decision as to the advisability of acquiring of the Warrants.

ARTICLE 5

FUTHER REPRESENTATIONS AND WARRANTIES OF THE PARTIES

5.1.     Organization. Each Party is a business entity duly organized, validly existing, and in good standing under the laws of its state of organization. Each Party has all requisite corporate power and authority to enter into and perform this Warrant Agreement and to consummate the transactions contemplated hereby. Each Party is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on this Warrant Agreement or the other Party.

5.2.     Authority. Each Party has full power and authority to execute, deliver, and perform this Warrant Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by each Party of this Warrant Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary actions by such Party, and no other proceedings other than actions previously taken on the part of the Parties is necessary to authorize this Warrant Agreement and the consummation of the transactions contemplated hereby. This Warrant Agreement has been duly authorized, executed, and delivered by each of the Parties and constitutes the legal, valid, and binding obligations of the Parties enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

ARTICLE 6

MISCELLANEOUS

6.1     Certain Definitions.

(a)     Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

“Accredited Investor” has the same meaning as in Section 501(a)(3) of Regulation D promulgated under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which The Nasdaq Stock Market is authorized or required by law or other governmental action to close.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute.

(b)     Unless the context of this Warrant Agreement clearly requires otherwise, references to the plural include the singular, to the singular include the plural, and to the part include the whole. The term “including” is not limiting and the term “or” has the inclusive meaning represented by the term “and/or.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Warrant Agreement refer to this Warrant Agreement as a whole and not to any particular provision of this Warrant Agreement. References to “Articles,” “Sections,” “Subsections,” “Exhibits,” and “Schedules” are to Articles, Sections, Subsections, Exhibits, and Schedules, respectively, of this Warrant Agreement, unless otherwise specifically provided.

6.2.     Survival of Representations and Warranties. Unless otherwise specified in this Warrant Agreement, the representations and warranties of the Parties contained herein shall survive the Effective Date for a period expiring at the close of business on the first anniversary of the Expiration Date of the last Warrant.

6.3.     Reliance. Notwithstanding the right of each Party to investigate the business and company assets and financial condition of the other Party, and notwithstanding any knowledge determined or determinable by such Party as a result of such investigation, each Party has the unqualified right to rely upon, and has relied upon, each of the representations and warranties made by the other Party in this Warrant Agreement.

6.4.     Notice. All notices, consents, or other communications required or permitted to be given under this Warrant Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered personally; (ii) three Business Days, with a “Business Day” being any day other than a Saturday, a Sunday, or a U.S. federal holiday, after being mailed by first class certified mail, return receipt requested, postage prepaid; or (iii) one Business Day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the other Party at its address stated below. Notices may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Notices shall be directed as follows:

If to IMS:

KDHM, LLC

Attn: Kelly Dowe

2239 Deerfield Wood

San Antonio, Texas 78248

With a copy to each of the following, which will not constitute notice:

Donald L. Cuba, Esq.

Attorney and Counselor at Law

224 Casa Blanca

San Antonio, Texas 78215

and

Amy Moss, Esq.

Chamberlain, Hrdlicka, White, Williams & Aughtry, P.C.

1200 Smith Street, Suite 1400

Houston, Texas 77010

If to Usio:

Usio, Inc.

3611 Paesanos Parkway, Suite 300

San Antonio, Texas 78231

Facsimile: (210) 249-4130

Attn: Louis Hoch

With a copy to, which will not constitute notice:

Amy Trombly, Esq.

Trombly Business Law, P.C.

1314 Main Street, Suite 102

Louisville, Colorado, 80027

Any Party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other Parties in accordance with this Section 6.4, except that any such change of address notice shall not be effective unless and until received.

6.5.     Expenses. Except as expressly set forth herein, each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Warrant Agreement and the transactions contemplated hereby.

6.6.     Applicable Law. This Warrant Agreement shall be governed by and construed in accordance with the law of the State of Texas without giving effect to any choice or conflict of law provision or rule. Venue will be in San Antonio, Texas for all purposes.

6.7.     Headings. The article and section headings contained in this Warrant Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Warrant Agreement.

6.8.     Successors and Assigns. This Warrant Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors. Usio may not assign this Warrant Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of IMS. Any such attempted assignment will be void. IMS may assign this Warrant Agreement or any of its rights, interests, or obligations hereunder in accordance with Article 3.

6.9.     Amendments and Waivers. No amendment or waiver of any provision of this Warrant Agreement shall be valid unless the same shall be in writing and signed by both Parties. No waiver by any party of any default, misrepresentation, or breach of a warranty or a covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of a warranty or a covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

6.10.     Parties in Interest. Nothing in this Warrant Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Warrant Agreement on any persons other than the Parties, nor is anything in this Warrant Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party to this Warrant Agreement, nor shall any provision give any third party any right of subrogation over or action against any Party to this Warrant Agreement.

6.11.     Interpretation. The Parties have participated jointly in the negotiation and drafting of this Warrant Agreement. In the event an ambiguity or question of intent or interpretation arises, this Warrant Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Warrant Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

6.12.     Severability. Any term or provision of this Warrant Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

6.13.     Counterparts. This Warrant Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties to this Warrant Agreement. Any signature of a Party in this Warrant Agreement that is by facsimile shall be deemed an original signature.

6.14.     Incorporation of Exhibits. The Schedules and Exhibits identified in this Warrant Agreement are incorporated herein by reference and made a part hereof.

6.15.     Entire Agreement. This Warrant Agreement and the other documents, agreements, and instruments executed and delivered pursuant to or in connection with this Warrant Agreement or referred to herein, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto.

6.16.     Time is of the Essence. With respect to all time periods and dates set forth in this Warrant Agreement, time is of the essence.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Warrant Agreement as of the day and year first above written.

USIO, INC.,

a Nevada corporation

By:         /s/ Louis A. Hoch

Name:     Louis A. Hoch

Title:       Chief Executive Officer and President

Information Management Solutions LLC,

a Texas limited liability company,

a/k/a KDHM, LLC

By:         /s/ K. Henry Minten

Name:     K. Henry Minten

Title:       President

Exhibit A

Warrant Certificate No. 1

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY APPLICABLE STATE SECURITIES LAWS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT THAT FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THESE WARRANTS AND PLACES CERTAIN RESTRICTIONS ON THE TRANSFERABILITY OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL OFFICE.

COMMON STOCK WARRANT CERTIFICATE

VOID AFTER December 15, 2026	For the Purchase of 315,200 Shares
of Common Stock

Usio, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received Information Management Solutions LLC, a Texas limited liability company, a/k/a KDHM, LLC (the “Holder”), is the registered holder of three hundred fifteen thousand two hundred (315,200) Warrants (the “Warrants”) to purchase three hundred fifteen thousand two hundred (315,200) shares (the “Shares”) of the $0.001 par value per share common stock of the Company (“Common Stock”). Each Warrant entitles the Holder to purchase from the Company that number of fully paid and non-assessable Shares of Common Stock specified herein at an initial exercise price of $4.23 per Share (“Exercise Price”), subject to adjustment of such number of Shares and such Exercise Price as provided in that certain Warrant Agreement, dated December 15, 2020, by and between the Company and the Holder (the “Warrant Agreement”).

The Holder’s right to purchase Shares hereunder shall be exercised by surrender to the Company of this Warrant Certificate, together with an executed Form of Warrant Subscription (attached hereto) and payment of the aggregate Exercise Price of the Shares exercised that underlie the Warrants, at the principal executive office of the Company, upon the terms and subject to the conditions set forth in this Warrant Certificate and in the Warrant Agreement referred to herein.

The Warrants represented by this Warrant Certificate are part of a duly authorized issue of warrants to purchase (subject to the satisfaction of certain conditions as set forth in the Warrant Agreement) up to an aggregate of three hundred fifteen thousand two hundred (315,200) shares of Common Stock and have been issued pursuant to the Warrant Agreement. The Warrant Agreement is incorporated in this Warrant Certificate by this reference and must be referred to for a description of the rights, obligations, and duties of the Company and the Holder of the Warrants issued pursuant to the Warrant Agreement.

If, upon any exercise of Warrants represented by this Warrant Certificate, the number of Shares exercised is less than the total number of Shares represented by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing the number of Shares not exercised.

This Warrant Certificate, when surrendered to the Company in accordance with the terms of the Warrant Agreement, may be exchanged without payment of any service charge for another Warrant Certificate or Warrant Certificates representing in the aggregate a like number of Warrants.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by the person named below thereunto duly authorized.

DATED: December 15, 2020

Usio, Inc.,

a Nevada corporation

By:         /s/ Louis A. Hoch

Name:     Louis A. Hoch

Title:       President and CEO

Warrant Certificate No. 2

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY APPLICABLE STATE SECURITIES LAWS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT THAT FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THESE WARRANTS AND PLACES CERTAIN RESTRICTIONS ON THE TRANSFERABILITY OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL OFFICE.

COMMON STOCK WARRANT CERTIFICATE

VOID AFTER December 15, 2027	For the Purchase of 315,200 Shares
of Common Stock

Usio, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received Information Management Solutions LLC, a Texas limited liability company, a/k/a KDHM, LLC (the “Holder”), is the registered holder of three hundred fifteen thousand two hundred (315,200) Warrants (the “Warrants”) to purchase three hundred fifteen thousand two hundred (315,200) shares (the “Shares”) of the $0.001 par value per share common stock of the Company (“Common Stock”). Each Warrant entitles the Holder to purchase from the Company that number of fully paid and non-assessable Shares of Common Stock specified herein at an initial exercise price of $4.23 per Share (“Exercise Price”), subject to adjustment of such number of Shares and such Exercise Price as provided in that certain Warrant Agreement, dated December 15, 2020, by and between the Company and the Holder (the “Warrant Agreement”).

The Holder’s right to purchase Shares hereunder shall be exercised by surrender to the Company of this Warrant Certificate, together with an executed Form of Warrant Subscription (attached hereto) and payment of the aggregate Exercise Price of the Shares exercised that underlie the Warrants, at the principal executive office of the Company, upon the terms and subject to the conditions set forth in this Warrant Certificate and in the Warrant Agreement referred to herein.

The Warrants represented by this Warrant Certificate are part of a duly authorized issue of warrants to purchase (subject to the satisfaction of certain conditions as set forth in the Warrant Agreement) up to an aggregate of three hundred fifteen thousand two hundred (315,200) shares of Common Stock and have been issued pursuant to the Warrant Agreement. The Warrant Agreement is incorporated in this Warrant Certificate by this reference and must be referred to for a description of the rights, obligations, and duties of the Company and the Holder of the Warrants issued pursuant to the Warrant Agreement.

If, upon any exercise of Warrants represented by this Warrant Certificate, the number of Shares exercised is less than the total number of Shares represented by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing the number of Shares not exercised.

This Warrant Certificate, when surrendered to the Company in accordance with the terms of the Warrant Agreement, may be exchanged without payment of any service charge for another Warrant Certificate or Warrant Certificates representing in the aggregate a like number of Warrants.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by the person named below thereunto duly authorized.

DATED: December 15, 2020

Usio, Inc.,

a Nevada corporation

By:         /s/ Louis A. Hoch

Name:     Louis A. Hoch

Title:       President and CEO

Warrant Certificate No. 3

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY APPLICABLE STATE SECURITIES LAWS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT THAT FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THESE WARRANTS AND PLACES CERTAIN RESTRICTIONS ON THE TRANSFERABILITY OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL OFFICE.

COMMON STOCK WARRANT CERTIFICATE

VOID AFTER December 15, 2028	For the Purchase of 315,199 Shares
of Common Stock

Usio, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received Information Management Solutions LLC, a Texas limited liability company, a/k/a KDHM, LLC (the “Holder”), is the registered holder of three hundred fifteen thousand one hundred and ninety-nine (315,199) Warrants (the “Warrants”) to purchase three hundred fifteen thousand one hundred and ninety-nine (315,199) shares (the “Shares”) of the $0.001 par value per share common stock of the Company (“Common Stock”). Each Warrant entitles the Holder to purchase from the Company that number of fully paid and non-assessable Shares of Common Stock specified herein at an initial exercise price of $4.23 per Share (“Exercise Price”), subject to adjustment of such number of Shares and such Exercise Price as provided in that certain Warrant Agreement, dated December 15, 2020, by and between the Company and the Holder (the “Warrant Agreement”).

The Holder’s right to purchase Shares hereunder shall be exercised by surrender to the Company of this Warrant Certificate, together with an executed Form of Warrant Subscription (attached hereto) and payment of the aggregate Exercise Price of the Shares exercised that underlie the Warrants, at the principal executive office of the Company, upon the terms and subject to the conditions set forth in this Warrant Certificate and in the Warrant Agreement referred to herein.

The Warrants represented by this Warrant Certificate are part of a duly authorized issue of warrants to purchase (subject to the satisfaction of certain conditions as set forth in the Warrant Agreement) up to an aggregate of three hundred fifteen thousand one hundred and ninety-nine (315,199) shares of Common Stock and have been issued pursuant to the Warrant Agreement. The Warrant Agreement is incorporated in this Warrant Certificate by this reference and must be referred to for a description of the rights, obligations, and duties of the Company and the Holder of the Warrants issued pursuant to the Warrant Agreement.

If, upon any exercise of Warrants represented by this Warrant Certificate, the number of Shares exercised is less than the total number of Shares represented by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing the number of Shares not exercised.

This Warrant Certificate, when surrendered to the Company in accordance with the terms of the Warrant Agreement, may be exchanged without payment of any service charge for another Warrant Certificate or Warrant Certificates representing in the aggregate a like number of Warrants.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by the person named below thereunto duly authorized.

DATED: December 15, 2020

Usio, Inc.,

a Nevada corporation

By:         /s/ Louis A. Hoch

Name:     Louis A. Hoch

Title:       President and CEO

Exhibit B

Form of Warrant Subscription

(To be signed only upon exercise of Warrant)

To:     Usio, Inc.

The undersigned, the holder of the Warrants represented by the attached Warrant Certificate (the “Holder”), hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, ____________* shares of the $0.001 par value per share common stock (the “Shares”) of Usio, Inc. (the “Company”) and herewith makes payment, as provided in that certain Warrant Agreement, dated December 15, 2020, by and between the Company and Information Management Solutions, LLC a/k/a KDHM, LLC (the “Warrant Agreement”) and the Warrant Certificate, of US $______________ therefor. The Holder hereby requests that the Company issue ____________ Shares and requests that the certificate(s) for such Shares be issued in the name of, and delivered to, Information Management Solutions, LLC (“IMS”).

Or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Shares of the Company under the Warrant for ______ Shares, as determined in accordance with the following formula:

	X		= Y(A-B)
A
Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Warrant is being exercised;
	A	=	The fair market value (as defined in the Warrant Agreement) of one Share as of the applicable Exercise Date; and
	B	=	The Exercise Price in effect under this Warrant Certificate as of the applicable Exercise Date

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company and IMS in accordance with the terms of the Warrant Agreement.

Please issue the Shares as to which this Warrant is exercised in accordance with the instructions given below and, if applicable, a new Warrant representing the number of Shares for which this Warrant has not been exercised.

From: Information Management Solutions, LLC a/k/a KDHM, LLC

By:     ______________________________

Name: ______________________________

Title:     _____________________________

Date:     _____________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

*     Insert here the number of Shares called for on the face of the Warrant Certificate. (Or, in the case of a partial exercise, the portion thereof as to which the Warrants are being exercised, in either case, without making any adjustment for additional Shares that, pursuant to the adjustment provisions of the Warrant Agreement, may be deliverable upon exercise.)

Exhibit C

Assignment Form

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase Shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant. Officers of corporations and those acting in a fiduciary or other representative capacity should provide proper evidence of authority to assign the foregoing Warrant.